MARCH 21, 2019

THE HARTFORD MUTUAL FUNDS II INC.

SUPPLEMENT TO

hartford SCHRODERS securitized income fund

PROSPECTUS DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, the above referenced Prospectus is revised to correct certain information as follows:

In the section entitled “Classes of Shares – How Sales Charges are Calculated – Class A Shares,” the table and corresponding footnote are deleted in their entirety and replaced with the following:

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000-$99,999	2.50%	2.56%	2.00%
$100,000-$249,999	2.25%	2.30%	1.75%
$250,000-$499,999	1.75%	1.78%	1.25%
$500,000-$999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%
(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7471	March 2019